Q1’FY22 Earnings Call November 3, 2021 Exhibit 99.2

Proprietary and Confidential Property of Accuray Safe Harbor Statement Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: our expectations regarding fiscal 2022 full-year adjusted EBITDA and revenue; our positioning and strategy for accelerating revenue, market share and margin expansion, including expectations regarding our financial model; expectations regarding new product enhancements or offerings and partnerships; our expectations regarding our China joint venture and the market in China; our strategy to accelerate revenue and margin expansion; our ability to expand addressable markets; and our ability to capitalize on operating leverage to drive greater profits and cash flows. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “may,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking  statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: the effects of the COVID-19 pandemic on our business, financial condition, results of operations or cash flows; our ability to achieve widespread market acceptance of our products, including new product offerings and enhancements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to realize the expected benefits of the joint-venture and other partnerships; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our annual report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2021, and as updated periodically with our other filings with the SEC.  Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that  time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking  information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements. Non-GAAP Financial Measures This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in Slides 11 and 12. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Medical Advice Disclaimer Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary. FORWARD-LOOKING STATEMENTS This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing

Executive Summary Q1’FY22 3 Proprietary and Confidential Property of Accuray Strong revenue performance with 26% Q1 Y/Y revenue growth Q1 ending backlog at $603M with 39% Q1 Y/Y order growth 3% net installed base growth Q1 Y/Y driving future recurring service and upgrade revenues Operating Expenses at pre-COVID level with in-person participation at tradeshows and customer visits, and strategic investment Raised FY22 full year revenue guidance to the range of $420M to $427M

4 Proprietary and Confidential Property of Accuray Our Vision: To EXPAND the CURATIVE POWER of RADIATION THERAPY to improve as many lives as possible Broader treatment options Beyond oncology Global patient access Enable advanced treatments Survival, long term outcomes Quality of life Precision technology  Superior patient experience Partnerships  Focused resources Expertise Best in class

5 Proprietary and Confidential Property of Accuray Strategy for Accelerating Revenue and Margin Expansion Financial model designed to both invest as well as grow the top line Reposition for Success Enhanced leadership team Established China joint-venture  Introduced Synchrony  Reset cost structure to increase operating leverage FY18 - FY19 Transform Culture and Begin Innovation Driven Growth Redefined vision and strategic roadmap High impact product introduction Executed China type-A revenue ramp  Continued to build out our global infrastructure and operations Restructured debt to allow for growth FY20 - FY21 Accelerate Growth Consistent cadence of new products and partnerships Drive additional growth and share in China market Expand addressable markets and drive further market share gain Capitalize on operating leverage to drive greater profits and cash flows FY22+ Plan

# Positioned to Win in Value Based Care

ACCURAY

Deliver more.
**Better. Faster.**

## CYBERKNIFE® S7™ System

- Global leader in SRS/SBRT
- Only robotic delivery system
- Fast <15 min treatments



## RADIXACT® System

- 360-degree helical arc therapy
- IMRT and SBRT
- Fast <15 min treatments



## ACCURAY-ONLY TECHNOLOGY

- Outstanding image quality
- Synchrony® 4D dynamic delivery
- VOLO™ and VOLO Ultra speed
- Patient experience


Synchrony®
ClearRT™
VOLO™

6
Proprietary and Confidential Property of Accuray

7 Proprietary and Confidential Property of Accuray Gross Order Performance by Region in Q1’FY22 AMS 264% Q1 Y/Y EIMEA Flat Q1 Y/Y APAC 67% Q1 Y/Y JAPAN 28 % Q1 Y/Y +39% Q1 Y/Y Global Order Performance Note: Percentages above are calculated using actual dollars for Orders.

Q1’FY22 Financials Strong financial performance, Revenue guidance raised October 21st Proprietary and Confidential Property of Accuray KEY FINANCIAL METRICS $M Q1 Y/Y Highlights New product innovation driving order momentum Record fiscal first quarter revenue in Company history  Raised FY22 full year revenue guidance to the range of $420M to $427M Tightened FY22 full year adjusted EBITDA 1 to the range of $33M to $35M 8 Note 1 : Adjusted EBITDA is a non-GAAP measure.  Please see Slide 11 and 12 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

In Summary 9 Proprietary and Confidential Property of Accuray Entering Q2’FY22 With Accelerating Momentum Strongest Product Portfolio and Pipeline in Company’s History Multiple Growth Catalysts and Global Commercial Execution Strengthened Leadership Team and Operational Foundation Positioned for Accelerated Revenue Growth, Market Share Gains, and Potential Margin Expansion

10 Proprietary and Confidential Property of Accuray THANK YOU

11 Proprietary and Confidential Property of Accuray GAAP to Adjusted EBITDA Q1 FY2022 and Q1 FY2021 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

12 Proprietary and Confidential Property of Accuray GAAP to Adjusted EBITDA FY2022 Guidance Projected Guidance Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)